                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




               Date of Report (Date of earliest event reported):
                                 AUGUST 6, 1999




                           LAMAR ADVERTISING COMPANY
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-20833                 72-1205791
(State or other jurisdiction       (Commission File           (IRS Employer
     of incorporation)                 Number)              Identification No.)




             5551 CORPORATE BOULEVARD, BATON ROUGE, LOUISIANA 70808 (Address of principal executive offices and zip code)


                                 (225) 926-1000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER

         In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of Lamar Advertising Company previously filed with Securities and Exchange Commission (File No. 333-71929), which Registration Statement was declared effective by the Commission on February 12, 1999, Lamar Advertising Company is filing the following documents herewith: (i) an Underwriting Agreement dated August 4, 1999 among Lamar Advertising Company, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. as Exhibit 1.2 to such Registration Statement, (ii) an opinion of Palmer & Dodge LLP, counsel to Lamar Advertising Company, regarding the validity of certain convertible notes to be sold by Lamar Advertising Company pursuant to such Underwriting Agreement and shares of Lamar Advertising Company's Class A Common Stock, $.001 par value per share issuable upon conversion of such notes as Exhibit 5.2 to such Registration Statement; (iii) an opinion of Sullivan & Cromwell, counsel to the Underwriters, regarding the validity of the securities to be sold by Lamar Advertising
Company pursuant to such Underwriting Agreement as Exhibit 5.3 to such Registration Statement; (iv) a Form of Indenture to be dated as of August 10, 1999 between Lamar Advertising Company and State Street Bank and Trust Company, as Trustee as Exhibit 4.7 to the Registration Statement; (v) a Form of First Supplemental Indenture to be dated as of August 10, 1999 between Lamar Advertising Company and State Street Bank and Trust Company, as Trustee as
Exhibit 4.8 to such Registration Statement; and (vi) a Statement of Eligibility of Trustee on Form T-1 by State Street Bank and Trust Company as Exhibit 25.1 to such Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.2 Underwriting Agreement dated August 4, 1999 among Lamar Advertising Company, Goldman, Sachs & Co., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. Filed herewith.

                  4.7 Form of Indenture to be dated as of August 10, 1999 between Lamar Advertising Company and State Street Bank and Trust Company, as Trustee. Filed herewith.

                  4.8 Form of First Supplemental Indenture to be dated as of August 10, 1999 between Lamar Advertising Company and State Street Bank and Trust Company, as Trustee. Filed herewith.

                  5.2      Opinion of Palmer & Dodge LLP. Filed herewith.

                  5.3      Opinion of Sullivan & Cromwell.  Filed herewith.

                  25.1 Statement of Eligibility of Trustee on Form T-1 by State Street Bank and Trust Company. Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    August 5, 1999              LAMAR ADVERTISING COMPANY


                                     By: /s/ KEVIN P. REILLY, JR.
                                         ---------------------------------
                                         Kevin P. Reilly, Jr.
                                         President and Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                     DESCRIPTION
--------                   -----------
1.2           Underwriting Agreement dated August 4, 1999 among Lamar
              Advertising Company, Goldman, Sachs & Co., Deutsche Bank
              Securities Inc., Morgan Stanley & Co. Incorporated and Salomon
              Smith Barney Inc. Filed herewith.

4.7           Form of Indenture to be dated as of August 10, 1999 between Lamar
              Advertising Company and State Street Bank and Trust Company, as
              Trustee. Filed herewith.

4.8           Form of First Supplemental Indenture to be dated as of August 10,
              1999 between Lamar Advertising Company and State Street Bank and
              Trust Company, as Trustee. Filed herewith.

5.2           Opinion of Palmer & Dodge LLP.  Filed herewith.

5.3           Opinion of Sullivan & Cromwell.  Filed herewith.

25.1          Statement of Eligibility of Trustee on Form T-1 by State Street
              Bank and Trust Company. Filed herewith.